EXHIBIT 10.15

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------


         WHEREAS, Avatar Systems, Inc., a Texas corporation ("Grantor"), owns the Trademarks, Trademark registrations, and Trademark applications listed on
Schedule 1 annexed  hereto,  and is a party to the Trademark  Licenses listed on
Schedule 1 annexed hereto; and

         WHEREAS, Avatar Systems, Inc., a Texas corporation ("Borrower"), and Bank One, Texas, N.A. ("Lender") are parties to a Loan Agreement dated as of July 10, 2000 (as the same may be amended and in effect from time to time, the "Loan Agreement"), providing for extensions of credit to be made to Borrower by Lender; and

         WHEREAS, pursuant to the terms of the Security Agreement dated as of July 10, 2000 (as the same may be amended and in effect from time to time, the "Security Agreement"), between Grantor and Lender (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Trademarks (as defined in the Security Agreement), Trademark registrations, Trademark applications and Trademark Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Trademarks, and all proceeds thereof, to secure, inter alia, the payment and performance of the Secured Obligations (as therein defined);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Trademark, Trademark registration and Trademark application, including, without limitation, the Trademarks, Trademark registrations (together with any reissues, continuations or extensions thereof and Trademark applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application;

                  (2) each Trademark License and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark License; and

                  (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, the Trademark registrations issued with respect to the Trademark applications referred in Schedule 1 and the Trademarks licensed under any Trademark License, or (b) injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License.

TRADEMARK SECURITY AGREEMENT - Page 1

This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN  WITNESS  WHEREOF,   Grantor  has  caused  this  Trademark  Security
Agreement to be duly executed by its duly authorized officer thereunto as of the 10" day of July, 2000.

                                         GRANTOR:

                                         AVATAR SYSTEM

(CORPORATE SEAL)                         By:   /s/ Robert C. Shreve, Jr.
                                             --------------------------------
                                             Robert C. Shreve, Jr., President


Acknowledged:



BANK ONE, TEXAS, N.A.



By:     /s/ Reed V. Thompson
    ---------------------------
    Reed V. Thompson, President






TRADEMARK SECURITY AGREEMENT - Page 2

                                 ACKNOWLEDGMENT

STATE OF                                  ss.
         ---------------------------
                                          ss.
COUNTY OF                                 ss.
          --------------------------

         On the _____ day of ______________, 2000, before me personally appeared _____________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as ___________________ of ______________________, who being by me duly sworn, did depose and say that he is _____________________ of ______________________, the described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.



(Seal)                                               ---------------------------
                                                     Notary Public







TRADEMARK SECURITY AGREEMENT - Page 3

                                 ACKNOWLEDGMENT

STATE OF                                  ss.
         ---------------------------
                                          ss.
COUNTY OF                                 ss.
          --------------------------

         On the _____ day of ______________, 2000, before me personally appeared _____________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as Vice President of Bank One, Texas, N.A. who being by me duly sworn, did depose and say that he is Vice President of Bank One, Texas, N.A., the national banking association described in and which executed the foregoing instrument; that the said instrument was signed and sealed on behalf of said national banking association under due authority granted by such national banking association; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said national banking association.



(Seal)                                               ---------------------------
                                                     Notary Public






TRADEMARK SECURITY AGREEMENT - Page 4

                                   Schedule 1
                                  to Trademark
                               Security Agreement

                      UNITED STATES TRADEMARK REGISTRATIONS

                                               Registration   Registration
        Grantor         Mark      Country          Number         Date
        -------         ----      -------          ------         ----
                                            None.


                      UNITED STATES TRADEMARK APPLICATIONS
                      ------------------------------------

                   Mark                           Application Serial No.
                   ----                           ----------------------
                   AVATAR                         75-614, 378

                   PETROWARE                      75-623, 916

                   PETROWARE 2000                 75-894, 228

                   PETROWARE PLUS                 75-894, 236


                         FOREIGN TRADEMARK REGISTRATIONS
                         -------------------------------

                                      None.



                         FOREIGN TRADEMARK APPLICATIONS
                         ------------------------------

                                      None.



                               TRADEMARK LICENSES
                               ------------------

                                      None.



                             UNREGISTERED TRADEMARKS
                             -----------------------

                                      None.





TRADEMARK SECURITY AGREEMENT - Page 5